Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 17—Commitments and Contingencies

Operating Leases—We lease office space in countries in which we operate. As of December 31, 2018, the future minimum lease payments under the non-cancelable operating leases with lease terms in excess of one year was as follows:

(In thousands)
Years Ending December 31,
2019	$1,549
2020	1,472
2021	1,499
2022	1,525
2023	1,552
Thereafter	1,179
Total future minimum lease payments	$8,776

During the Predecessor periods in 2018, 2017 and 2016, rent expense was $1.6 million, $2.4 million and $2.5 million, respectively. Rent expense for the Successor period in 2018 was immaterial.

Commitments—As of December 31, 2018, we had commitments for capital expenditures related to rig enhancements of $20.8 million.

Customs bonds—As of December 31, 2018, we were contingently liable under certain customs bonds totaling approximately $23.0 million issued as security in the normal course of our business.

Contingencies—It is to be expected that we will routinely be involved in litigation and disputes arising in the ordinary course of our business.

On the Petition Date, Pacific Drilling S.A. and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court. As a result of the Chapter 11 proceedings, attempts to prosecute, collect, secure or enforce remedies with respect to pre-petition claims against us were subject to the automatic stay provisions of Section 362(a) of the Bankruptcy Code, including litigation relating to us and our subsidiaries that were Debtors in the Chapter 11 proceedings. On November 19, 2018, the Debtors emerged from bankruptcy after successfully completing their reorganization pursuant to the Plan. See Note 2.

In January 2013, our subsidiary Pacific Drilling VIII Limited (“PDVIII”) entered into, and our subsidiary Pacific Drilling Services, Inc. (“PDSI”) guaranteed, a contract with SHI for the construction of the Pacific Zonda, with a purchase price of approximately $517.5 million and original delivery date of March 31, 2015 (the “Construction Contract”). On October 29, 2015, we exercised our right to rescind the Construction Contract due to SHI’s failure to timely deliver the drillship in accordance with the contractual specifications. SHI rejected our rescission, and on November 25, 2015, formally commenced an arbitration proceeding against us in London under the Arbitration Act 1996 before a tribunal of three arbitrators (as specified in the Construction Contract) (the “Tribunal”). SHI claims that we wrongfully rejected their tendered delivery of the drillship and seeks the final installment of the purchase price under the Construction Contract. On November 30, 2015, we made demand under the third-party refund guarantee accompanying the Construction Contract for the amount of our advance payments made under the Construction Contract of approximately $181.1 million, plus interest. Any payment under the refund guarantee is suspended until an award under the arbitration is obtained. In addition to seeking repayment of our advance payments made under the Construction Contract, we have made a counterclaim for the return of our purchased equipment, or the value of such equipment, and damages for our wasted expenditures. We own $75.0 million in purchased equipment for the Pacific Zonda, a majority of which remains on board the Pacific Zonda. As part of our “first day” relief in the Chapter 11 proceedings, the Bankruptcy Court granted us a modification of the automatic stay provisions of the Bankruptcy Code to allow us to proceed with this arbitration.

An evidentiary hearing was held in London before the Tribunal from February 5 through March 2, 2018. Written closing submissions and short replies to such submissions were filed with the Tribunal in May 2018. Oral closing submissions were heard by the Tribunal in early August 2018. We expect the Tribunal to render its award within the next several months.

SHI has asserted claims against PDVIII and PDSI, secured by the Pacific Zonda, for approximately $387.4 million, for the remaining unpaid purchase price, interest and costs. The Zonda Debtors filed a separate plan of reorganization which was confirmed by order of the Bankruptcy Court on January 30, 2019 and are not Debtors under the Plan. On the date the plan was confirmed, PDVIII and PDSI had $4.6 million in cash and no other material assets after accounting for post-petition administrative expenses (other than the value of their claims against SHI) for SHI to recover against on account of its claims. It is expected that the Zonda Debtors will emerge from bankruptcy pursuant to their separate plan of reorganization after the successful resolution of the arbitration proceeding. If the Zonda Debtors are unsuccessful in the arbitration, the Company expects to liquidate the Zonda Debtors.

Based on our assessment of the facts and circumstances of the rescission, we believe the recovery of the advance payments, accrued interest and the purchased equipment on board the Pacific Zonda is probable. Therefore, we have recognized the related assets on our consolidated balance sheets at December 31, 2018 and 2017. See Note 7.

We do not believe that the ultimate outcome resulting from this arbitration will have a material adverse effect on our financial position, results of operations or cash flows.